Exhibit 10.2

CHANGE IN CONTROL AGREEMENTS

Deloris R. Duquette
C.R. Dwiggins, Jr.
David C. Godwin
Steven M. Helmbrecht
John W. Holleran
Chuck McAtee
Philip E. Mezey
Leroy D. Nosbaum
Marcel Regnier*
Jared P. Serff
Douglas L. Staker
Malcolm Unsworth
Russell E. Vanos
Robert W. Whitney

*
Mr. Regnier's change in control agreement includes a special modification relating to Belgium and French laws
(Filed as Exhibit 10.2 to Itron, Inc.'s Current Report on Form 8-K, filed on December 17, 2008 - File No. 0-22418)